UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 12, 2017

Genesis Healthcare, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-33459	20-3934755
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350
(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 12, 2017, Genesis Healthcare, Inc. (“Genesis”) made available on its web site the investor presentation materials attached to this report as Exhibit 99.1.  The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the investor presentation materials include material information regarding Genesis that is not otherwise publicly available.  In addition, Genesis does not assume any obligation to update such information in the future.

Item 9.01.  Financial Statements and Exhibits

99.1Investor presentation materials dated January 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE, INC.

Date: January 12, 2017	By:	/s/ Michael S. Sherman
Michael S. Sherman
Senior Vice President, General Counsel,
Secretary and Assistant Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Investor presentation materials dated January 12, 2017